BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                           Period End Balances                         Average Balances
                                                  -------------------------------------      -------------------------------------
                                                              December 31,                        Quarter Ended December 31,
                                                  -------------------------------------      -------------------------------------
 BALANCE SHEETS                                        2003                 2002                  2003                 2002
                                                  ----------------     ----------------      ----------------    -----------------
 ASSETS
 Cash and due from banks                                $ 629,480            $ 604,680             $ 476,687            $ 469,227
 Trading securities                                         7,823                5,110                17,325                8,639
 Funds sold                                                14,432               19,535                26,730               24,856
 Securities:
   Available for sale                                   4,518,868            3,933,343             4,420,581            3,984,266
   Held for investment                                    187,951              197,950               190,526              211,100
                                                  ----------------     ----------------      ----------------    -----------------
 Total securities                                       4,706,819            4,131,293             4,611,107            4,195,366
 Loans:
   Commercial                                           4,336,702            3,989,798             4,264,614            3,909,155
   Commercial real estate                               1,630,092            1,435,838             1,602,818            1,406,816
   Residential mortgage                                 1,072,186            1,063,180             1,054,563            1,041,691
   Consumer                                               444,909              412,167               437,131              403,836
                                                  ----------------     ----------------      ----------------    -----------------
 Total loans                                            7,483,889            6,900,983             7,359,126            6,761,498
 Less allowance for loan losses                          (128,639)            (116,070)             (129,445)            (114,711)
                                                  ----------------     ----------------      ----------------    -----------------
 Total loans, net                                       7,355,250            6,784,913             7,229,681            6,646,787
 Premises and equipment, net                              175,901              151,715               167,277              149,230
 Accrued revenue receivable                                74,980               72,018                58,543               63,217
 Intangible assets, net                                   250,686              197,868               247,767              184,165
 Mortgage servicing rights, net                            48,550               37,288                49,372               43,369
 Real estate and other repossessed assets                   7,186                6,719                 8,661                6,764
 Receivable on unsettled security transactions                  -               65,901                42,691                    -
 Bankers' acceptances                                      30,884                3,728                40,084               12,453
 Derivative contracts                                     149,100               90,776               110,505               55,583
 Other assets                                             130,652               79,470               140,455               73,617
                                                  ----------------     ----------------      ----------------    -----------------
 TOTAL ASSETS                                        $ 13,581,743         $ 12,251,014          $ 13,226,885         $ 11,933,273
                                                  ================     ================      ================    =================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                             $ 1,648,600          $ 1,531,694           $ 1,370,088          $ 1,310,932
   Interest-bearing transaction                         4,021,808            3,164,102             3,886,546            2,988,986
   Savings                                                174,729              164,738               179,867              173,286
   Time deposits                                        3,374,726            3,267,991             3,442,358            3,248,364
                                                  ----------------     ----------------      ----------------    -----------------
 Total deposits                                         9,219,863            8,128,525             8,878,859            7,721,568
 Federal funds purchased and
   repurchase agreements                                1,609,668            1,567,686             1,679,540            1,523,923
 Other borrowed funds                                   1,016,650            1,088,022             1,031,414            1,084,616
 Subordinated debentures                                  154,332              155,419               154,524              169,874
 Accrued interest, taxes, and expenses                     85,409               74,043                67,143               81,572
 Due on unsettled security transactions                     8,259                    -                     -              192,466
 Bankers' acceptances                                      30,884                3,728                40,084               12,453
 Derivative contracts                                     149,326               80,079               110,001               47,170
 Other liabilities                                         78,722               53,986                67,204               44,912
                                                   ----------------     ----------------      ----------------    -----------------
 TOTAL LIABILITIES                                     12,353,113           11,151,488            12,028,769           10,878,554
 Shareholders' Equity:
   Shareholders' equity                                 1,220,171            1,056,438             1,192,780            1,014,273
   Unrealized securities gains                              8,459               43,088                 5,336               40,446
                                                   ----------------     ----------------      ----------------    -----------------
 TOTAL SHAREHOLDERS' EQUITY                             1,228,630            1,099,526             1,198,116            1,054,719
                                                   ----------------     ----------------      ----------------    -----------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                              $ 13,581,743         $ 12,251,014          $ 13,226,885         $ 11,933,273
                                                  ================     ================      ================    ==================

                                                          For the Quarter Ended                  For the Twelve Months Ended
                                                   -------------------------------------      -------------------------------------
                                                              December 31,                     December 31,
                                                   -------------------------------------      -------------------------------------
 STATEMENTS OF EARNINGS                                2003                 2002                  2003                 2002
                                                   ----------------     ----------------      ----------------    -----------------
 Interest revenue                                       $ 144,570            $ 143,756             $ 565,860            $ 574,913
 Interest expense                                          43,790               49,472               175,831              206,712
                                                   ----------------     ----------------      ----------------    -----------------
 Net interest revenue                                     100,780               94,284               390,029              368,201
 Provision for loan losses                                  8,001               10,001                35,636               33,730
                                                   ----------------     ----------------      ----------------    -----------------
 Net interest revenue after
   provision for loan losses                               92,779               84,283               354,393              334,471

 Other operating revenue
   Brokerage and trading revenue                            8,382                6,725                38,681               24,450
   Transaction card revenue                                15,466               13,973                59,444               53,552
   Trust fees and commissions                              12,976                9,813                45,763               40,092
   Service charges and fees on deposit accounts            22,346               18,991                82,042               67,632
   Mortgage banking revenue, net                            7,457               14,943                52,336               48,910
   Leasing revenue                                            905                  826                 3,508                3,330
   Other revenue                                            7,389                4,431                25,969               20,276
                                                    ----------------     ----------------      ----------------    -----------------
  Total fees and commissions                               74,921               69,702               307,743              258,242
   Gain on sale of other assets                                70                   30                   822                1,157
   Gain (loss) on sales of securities, net                   (951)              10,342                 7,188               58,704
   Gain (loss) on derivatives                              (2,019)                 665                (8,808)               5,894
                                                    ----------------     ----------------      ----------------    -----------------
   Total other operating revenue                           72,021               80,739               306,945              323,997

 Other operating expense
   Personnel                                               58,639               51,154               222,922              187,439
   Business promotion                                       3,773                2,798                12,937               11,367
   Professional fees and services                           4,312                3,531                17,935               12,987
   Net occupancy and equipment                             12,066               11,130                45,967               42,347
   Data processing and communications                      14,839               13,459                55,490               47,251
   FDIC and other insurance                                   632                  513                 2,267                1,903
   Printing, postage and supplies                           3,589                3,418                13,930               12,665
   Net (gains) losses and operating expenses
     on repossessed assets                                   (355)                 203                   271                1,014
   Amortization of intangible assets                        2,588                2,002                 8,101                7,638
   Mortgage banking costs                                   6,105               14,488                40,296               42,271
   Provision (recovery) for impairment of
     mortgage servicing rights                             (2,260)              (1,615)              (22,923)              45,923
   Other expense                                            5,363                4,932                16,871               16,957
                                                  ----------------     ----------------      ----------------    -----------------
 Total other operating expense                            109,291              106,013               414,064              429,762

 Income before taxes                                       55,509               59,009               247,274              228,706
 Federal and state income taxes                            20,207               20,858                88,914               80,835
                                                  ----------------     ----------------      ----------------    -----------------

 Net Income                                              $ 35,302             $ 38,151             $ 158,360            $ 147,871
                                                  ================     ================      ================    =================

                                                          For the Quarter Ended                  For the Twelve Months Ended
                                                  -------------------------------------      -------------------------------------
                                                              December 31,                     December 31,
                                                  -------------------------------------      -------------------------------------
 FINANCIAL DATA                                        2003                 2002                  2003                 2002
                                                  ----------------     ----------------      ----------------    -----------------
 Capital:
   Average equity                                     $ 1,198,116          $ 1,054,719           $ 1,159,556            $ 938,838
   Period-end equity                                  $ 1,228,630          $ 1,099,526           $ 1,228,630          $ 1,099,526
   Risk-based capital ratios:
     Tier 1                                                 9.15%                8.98%
     Total capital                                         11.31%               11.95%
   Leverage ratio                                           7.17%                6.88%

 Common stock:
   Book value per share                                   $ 21.21              $ 19.12               $ 21.21              $ 19.12
                                                  ================     ================      ================    =================

   Basic earnings per share                                $ 0.61               $ 0.67                $ 2.75               $ 2.66
                                                  ================     ================      ================    =================

   Diluted earnings per share                              $ 0.55               $ 0.60                $ 2.45               $ 2.37
                                                  ================     ================      ================    =================

 Period end common shares outstanding                  57,206,805           56,718,628            57,206,805           56,718,628

 Average shares outstanding:
     Basic                                             57,136,668           56,165,654            56,990,244           54,964,747
     Diluted                                           64,591,904           63,785,004            64,571,962           62,479,183

 Key ratios:
   Return on average assets                                 1.06%                1.27%                 1.24%                1.31%
   Return on average equity                                11.69%               14.35%                13.66%               15.75%
   Net interest margin                                      3.39%                3.55%                 3.43%                3.70%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                      $ 52,681             $ 49,855
   Real estate and other repossessed assets                 7,186                6,719
                                                  ----------------     ----------------
                 Total nonperforming assets              $ 59,867             $ 56,574
                                                  ================     ================

   90-day past due                                       $ 14,944              $ 8,117
                                                  ================     ================

 Gross charge-offs                                        $ 7,549              $ 7,877              $ 31,475             $ 25,905
 Recoveries                                                 1,216                1,356                 6,125                4,976
                                                  ----------------     ----------------      ----------------    -----------------
 Net charge-offs (recoveries)                             $ 6,333              $ 6,521              $ 25,350             $ 20,929
                                                  ================     ================      ================    =================

 Key ratios:
   Reserve for loan losses to period end loans (A)          1.73%                1.72%
   Nonperforming assets to period
     end loans (A) and repossessed assets                   0.81%                0.84%
   Net charge-offs (annualized) to average loans (A)        0.35%                0.39%                 0.36%                0.33%
   Reserve for loan losses to nonperforming loans         244.18%              232.82%

 (A) Excluding residential mortgage loans held for sale.

                                                          For the Quarter Ended                  For the Twelve Months Ended
                                                  -------------------------------------      -------------------------------------
                                                               December 31,                     December 31,
                                                  -------------------------------------      -------------------------------------
                                                        2003                 2002                  2003                 2002
                                                  ----------------     ----------------      ----------------    -----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions           $ 11,916,717         $ 10,681,551          $ 11,517,066         $ 10,110,392
 Average total assets                                $ 13,226,885         $ 11,933,273          $ 12,765,561         $ 11,292,570
 Average equity                                       $ 1,198,116          $ 1,054,719           $ 1,159,556            $ 938,838
 Average loans                                        $ 7,359,126          $ 6,761,498           $ 7,101,543          $ 6,401,510
 Loans held for sale (Period end)                        $ 56,543            $ 133,421              $ 56,543            $ 133,421
 Loans held for sale (Average)                           $ 70,600            $ 141,111             $ 121,851            $ 108,481
 Tax equivalent adjustment                                $ 1,184              $ 1,404               $ 5,170              $ 6,119
 Preferred stock dividends - BOKF                           $ 375                $ 375               $ 1,500              $ 1,500
 Period end common shares O/S                          57,206,805           56,718,628            57,206,805           56,718,628
 Period end fully diluted shares                       64,662,041           64,337,978            64,662,041           64,337,978
 Number of days in period                                      92                   92                   365                  365

 Tangible Book Value per Common Share                     $ 16.83              $ 15.63               $ 16.35              $ 15.08
                                                  ================     ================      ================    =================

 Stock Buy Back Program:
 Stock buy back # shares                                        -                    -                     -                    -
 Stock buy back account                                       $ -                  $ -                   $ -                  $ -
                                                  ----------------     ----------------      ----------------    -----------------
   Average price per share                                    $ -                  $ -                   $ -                  $ -
                                                  ================     ================      ================    =================

 Mortgage Banking:
   Mortgage servicing portfolio                       $ 4,389,018          $ 5,396,524
   Mortgage loan fundings during quarter                $ 159,279            $ 356,250           $ 1,315,656          $ 1,013,761
   Mortgage loan refinances to total fundings              39.99%               72.86%                65.32%               55.57%

 Trust Assets:
   Total trust assets                                $ 21,283,791         $ 15,804,222